                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 13, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                       001-15223                76-0453392
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(State or Other                     (Commission             (IRS Employer
Jurisdiction of                     File Number)            Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

         On January 13, 2005, the Registrant issued a press release announcing the sale of its Distribution Division, the receipt of an additional investment of $4.445 million, the naming of a new Chief Executive Officer and certain amendments to its credit agreement. A copy of the press release is furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OPTICARE HEALTH SYSTEMS, INC.
                                     (Registrant)

Date: January 13, 2005                 /s/ William A. Blaskiewicz
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                                     Name:  William A. Blaskiewicz
                                     Title: Vice President and Chief Financial
                                             Officer

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                                  EXHIBIT INDEX
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Exhibit
Number                  Description
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99.1                    The Registrant's Press Release dated January 13, 2005.

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